EXHIBIT 10.29

FACILITY AGREEMENT

Reference is made to the Revolving Credit Promissory Note (Libor/Prime) dated as of December 23, 2006 made by Avistar Communications Corporation, a Delaware corporation (the “Borrower”), to the order of JPMorgan Chase Bank, N.A. (the “Bank”) in the maximum principal amount of $10,000,000 (the “Original Note”).

Reference is made to the Amended and Restated Revolving Credit Promissory Note (Libor/Prime) dated as of December 22, 2008 (as amended or otherwise modified from time to time, together with any promissory note or notes issued in exchange therefor or in substitution therefor, the “New Note”) made by the Borrower to the order of the Bank in the maximum principal amount of $10,000,000.

For value received, the parties hereto hereby agree, effective as of December 22, 2008 (the “Effective Date”), as follows

1. Initial capitalized terms used herein without definition have the meanings given them in the New Note.

2. Notwithstanding anything to the contrary in the New Note, the Bank shall have no obligation to make any Loan unless each of the following conditions precedent are satisfied in a manner satisfactory to the Bank:

(a) the Bank’s receipt of a duly executed and notarized amended and restated collateral agreement, dated December 22, 2008, substantially in the form of Exhibit A hereto;

(b) the Bank’s receipt of a duly executed and notarized amended and restated guaranty, dated December 22, 2008, substantially in the form of Exhibit B hereto;

(c) the Bank’s receipt of a duly executed and notarized second amended and restated security agreement, dated December 22, 2008, substantially in the form of Exhibit C hereto; and

(d) payment of $__________ to the Bank’s counsel in respect of services rendered to the Bank in connection with the Borrower.

3. Upon satisfaction of all of the conditions precedent set forth in Section 1 of this Agreement in a manner satisfactory to the Bank, then as of the Effective Date:

(a) the Original Note shall be amended and restated in its entirety by the New Note; and

(b) “Loans” (as defined in the Original Note) outstanding under the Original Note shall be deemed Loans under, and upon the terms set forth in, the New Note.

4. This Agreement may not be amended or waived except by an instrument in writing signed by the parties hereto.

5. This Agreement shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

6. Each party hereto consents to the nonexclusive jurisdiction and venue of the state or federal courts located in the City of New York.  Each party hereto irrevocably waives, to the fullest extent permitted by applicable law, (a) any objection that it may now or hereafter have to the laying of venue of any such legal proceeding in the state or federal courts located in the City of New York and (b) any right it may have to a trial by jury in any suit, action, proceeding, claim or counterclaim brought by or on behalf of any party related to or arising out of this letter agreement or the transactions contemplated hereby.

7. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same instrument.

The rest of this page is intentionally blank.

IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of the Effective Date.

Avistar Communications Corporation

By:           /s/Robert Habig
Name:  Robert Habig
Title: Chief Financial Officer

By:           /s/ Simon Moss
Name: Simon Moss
Title: Chief Executive Officer

JPMorgan Chase Bank, N.A.

By:      /s/ Nancy A. Sheppard________
           Nancy A. Sheppard
    Managing Director

State of _________	)
) ss.:
County of ________	)

On the ____ day of December in the year 2008, before me, the undersigned, personally appeared _____________________________, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her capacity, and that by his/her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

____________________________________
Notary Public

State of _________	)
) ss.:
County of ________	)

On the ____ day of December in the year 2008, before me, the undersigned, personally appeared _____________________________, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her capacity, and that by his/her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

____________________________________
Notary Public

Exhibit A

FORM OF AMENDED AND RESTATED COLLATERAL AGREEMENT

Exhibit B

FORM OF AMENDED AND RESTATED GUARANTY

Exhibit C

FORM OF SECOND AMENDED AND RESTATED SECURITY AGREEMENT